UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 29, 2003

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. (c) Exhibit

99.1	Press Release dated October 29, 2003 “NovaStar Announces Third Quarter Earnings Per Share of $2.11, a Two for One Stock Split and Dividend of $2.50”.

Item 9. Information provided pursuant to Item 12

Pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the third quarter of 2003 publicly released on October 29, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: October 30, 2003	/s/ Rodney E. Schwatken
Rodney E. Schwatken Vice President, Treasurer and Controller

Exhibit Index

Exhibit Number
99.1	Press Release dated October 29, 2003 “NovaStar Announces Third Quarter Earnings Per Share of $2.11, a Two for One Stock Split and Dividend of $2.50”.